Commitments And Contingencies	9 Months Ended
Sep. 30, 2011
Commitments And Contingencies [Abstract]
Commitments And Contingencies

17. Commitments and Contingencies

Aircraft-Related Commitments and Financing Arrangements

The Company's contractual purchase commitments consist primarily of aircraft and engine acquisitions through manufacturers and aircraft leasing companies. As of December 31, 2010, firm aircraft orders with Airbus consisted of 13 Airbus A319 aircraft (which can be converted to A320 aircraft), 20 A320 aircraft, and six spare V2500 IAE International Aero Engines AG engines. Aircraft are scheduled for delivery in the period of 2011 through 2015, and spare engines are scheduled for delivery in the period 2011 through 2018. Committed expenditures for these aircraft and related flight equipment, including estimated amounts for contractual price escalations and pre-delivery payments, will be approximately $117 million in 2011, $313 million in 2012, $322 million in 2013, $301 million in 2014, $354 million in 2015 and $19 million in 2016 and beyond. As of September 30, 2011, committed expenditures will be approximately $83 million (unaudited) for the remainder of 2011.

In addition, during the nine months ended September 30, 2011 the Company took delivery of three new A320 aircraft from two independent leasing companies. These lease commitments are included in the schedule of future minimum lease payments under noncancelable operating leases in Note 13.

Effective December 29, 2011, the Company amended its Airbus A320-Family Purchase Agreement, dated as of May 5, 2004, to acquire 75 additional A320-family aircraft scheduled for delivery from 2016 through 2021. These 75 additional aircraft represent an additional contractual obligation in excess of $2.5 billion (unaudited), subject to escalation, model selection, engine selection and other adjustments. The additional order consists of 30 of the existing A320 aircraft model and 45 A320 NEO (New Engine Option) aircraft and is in addition to the 31 aircraft, as of December 29, 2011, remaining under the Company's existing order to be delivered through 2015.

Litigation

The Company is party to legal proceedings and claims that arise during the ordinary course of business. The Company believes the ultimate outcome of these matters will not have a material adverse effect on the Company's financial position, results of operations, or cash flows.

Credit Card Processing Arrangements

The Company has agreements with organizations that process credit card transactions arising from the purchase of air travel, baggage fees, and other ancillary services by customers. As is standard in the airline industry, the Company's contractual arrangements with credit card processors permit them, under certain circumstances, to retain a holdback or other collateral, which the Company records as restricted cash, when future air travel and other future services are purchased via credit card transactions. The required holdback is the percentage of the Company's overall credit card sales that its credit card processors hold to cover refunds to customers if the Company fails to fulfill its flight obligations (see Note 5).

Employees

The Company has three union-represented employee groups that together represent approximately 50% of all employees at December 31, 2009, 2010 and 51% of all employees at September 30, 2011. As of September 30, 2011, the collective bargaining agreement between the Company and the Company's pilots, as represented by the Air Line Pilots Association International, represents 20% of the Company's employees and became amendable on January 31, 2007. On May 14, 2010, the NMB released the Company and the pilots' union from mandatory supervised mediation, which release commenced a 30-day "cooling off" period as provided in the Railway Labor Act.

Early on June 12, 2010, following several negotiation sessions with the pilots' union during the cooling off period that did not result in reaching agreement, the pilots declared a strike, and the Company ceased all flight operations. The parties reconvened in negotiations on June 15, 2010 and were able to reach a tentative agreement on June 16, 2010, which was ratified on July 23, 2010 and executed on August 1, 2010.

The collective bargaining agreement between the Company and the Company's flight attendants, as represented by the Association of Flight Attendants AFL-CIO, represents approximately 30% of the Company's employees and became amendable on August 6, 2007. The Company and the union are currently in negotiations to reach a new collective bargaining agreement. The Company's dispatchers, which represent approximately one % of the Company's employees, ratified a five-year contract in July 2007.

The Company is self-insured for health care claims for eligible participating employee and qualified dependent medical claims, subject to deductibles and limitations. The Company's liabilities for claims incurred but not reported are determined based on an estimate of the ultimate aggregate liability for claims incurred. The estimate is calculated from actual claim rates and reviewed and adjusted periodically as necessary. The Company has accrued $1.9 million, $1.6 million, $2.1 million, and $1.9 million (unaudited) for health care claims as of December 31, 2008, 2009, 2010, and September 30, 2011, respectively.

Other

The Company is contractually obligated to pay the following minimum guaranteed payments to the provider of its reservation systems as of December 31, 2010: $2.4 million in 2011, $2.9 million in 2012, $3.5 million in 2013, $3.7 million in 2014, $3.7 million in 2015 and $9.9 million in 2016 and beyond.